Exhibit 10.5
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   V   I   S   X      3400 Central Expressway
WE MAKE THINGS CLEAR  Santa Clara, CA 95051-0703             sales agreement
                      Tel: (408) 733-2020
                      FAX: (408) 773-7055

BILL TO: Lasik America, Inc.                SHIP TO: Lasik America, Inc.
"Buyer"  6644 Indian School Rd. NE                   6644 Indian School Rd. NE
         Albuquerque, NM 87110                       Albuquerque, NM 87110

Telephone No.   505-837-2020                Telephone No.   505-837-2020
Contact:   Robert Helmer                    Contact:        Robert Helmer
---------|--------|----------------------|--------------|-----------------------
DATE     |SHIP VIA|           F.O.B.     | PAYMENT TERMS|ESTIMATED DELIVERY DATE
---------|--------|----------------------|--|-----------|-----------------------
         |        |Destination - Charge Back| Net 30    |
---------|--------|-------------------------|----|------|------|----------------
QUANTITY |ITEM NO.| PRODUCT DESCRIPTION "PRODUCT"| UNIT COST   | EXTENDED COST
---------|--------|------------------------------|-------------|----------------
         |        | VISX VisionKey(R)Cards       |  $10.00     |
All taxes|        | S/N 3095                     |(plus        |
Shipping,|        |                              | applicable  |
and      |        |                              | licensefee) |
Insurance|        |                              |    Subtotal:|
are the  |        |                              |Less Deposit:|
Buyer's  |        |                              |         Tax:|
respons- |        |                              |Shipping/Ins:|
ibility  |        |                              |       TOTAL:|
         |        |                              |             |
---------|--------|------------------------------|-------------|----------------
SALES TAX STATUS:
Goods are being purchased for resale: Yes X  No   (check one).
                                        ----   ---
If yes,  resale  certificate  #  Applied  for  5/10/01  (please  attach  copy as
required).                    -------------------------
Purchaser of goods being purchased is exempt
                            from sales tax: Yes    No   (check one).
                                              ---    ---
If yes, please state basis and provide exemption certificate as appropriate.
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CAUTION: THE VISX STAR EXCIMER LASER SYSTEM (T M) (THE "SYSTEM) MAY ONLY BE USED
IN THE UNITED STATES BY EYE CARE PRACTIONERS WHO HAVE BEEN TRAINED IN THE SYSTEM'S CALIBRATION AND OPERATION AND WHO HAVE EXPERIENCE IN THE SURGICAL MANAGEMENT AND TREATMENT OF THE CORNEA. THE SYSTEM MAY ONLY BE USED IN THE UNITED STATES FOR PERFORMING INDICATIONS APPROVED BY THE UNITED STATES FOOD AND DRUG ADMINISTRATON, AS DESCRIBED IN THE VISX OPERATOR'S MANUALS. USE OF THE SYSTEM FOR ANY OTHER PROCEDURE IS INVESTIGATIONAL.

USE OF THE SYSTEM IS PROHIBITED IN THE ABSENCE OF A VALID VISX PATENT LICENSE.


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VISX  RESERVES  THE RIGHT TO REJECT ALL  ORDERS  PRIOR TO  SHIPMENT  IN ITS SOLE
DEISCRETION. THE SALE OF THE PRODUCTS IS GOVERNED BY THIS SALES AGREEMENT WITH THE ATTACHED TERMS AND CONDITIONS. NO TERM OR CONDITION CONTAINED IN THE BUYER'S PURCHASE ORDER (OTHER THAN SHIPPING DESTINATION) SHALL APPLY AND VISX HEREBY OBJECTS TO ANY SUCH TERM OR CONDITION.

ACCEPTED:                           AGREED:
VISX, INCORPORATED                  BUYER
                                    I am authorized to sign this Sales
                                    Agreement on Buyer's behalf.
                                    /s/ Robert S. Helmer
--------------------------------    ------------------------------------
By:                                 Print Name: Robert S. Helmer
Title:                              Print Title: Chief Operating Officer
Date:                               Print Date: 5/10/01
                          Terms and Conditions attached

                 TERMS AND CONDITIONS OF SALE FOR VISX PRODUCTS

Purchase. Subject to these Terms and conditions. Buyer  agrees  to  purchase and
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VISX agrees to sell the Products  described on the front page of these Terms and
Conditions, provided that VISX retains title to the VisionKey card data and all copyrights, trade secret rights and other intellectual property rights. All sales, use, and other taxes and charges that VISX may be required to pay or collect with respect to the Products covered by this Agreement shall be charged to the Buyer.

Restrictions.  Use of the VISX Excimer Laser System (T M) (the "System)  and the
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Vision Key cards is subject to Buyer's  agreement  to the terms of the  separate
VISX Patent License (the "License Agreement"). The License Agreement must be executed by Buyer prior to installation of the System. Sale of the Products alone shall in no way be construed as an implied license to perform procedures using the System, nor does sale of Products convey any license, expressly or by implication, to manufacture, duplicate or otherwise copy or reproduce any of the Products. Buyer man not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder. Buyer is prohibited from tampering with or attempting to reverse engineer the VisionKey card or any device or software installed on the System for the purpose of monitoring the number of Licensed Procedures performed. MODIFYING OR ALTERING THE SYSTEM, THE SOFTWARE IN THE SYSTEM, THE VISIONKEY CARD OR THE CARD READING MECHANISM IN ANY WAY CONSTITUTES WILLFUL INFRINGEMENT OF VISX'S INTELLECTUALPROPERTY AND MAY ENDANGER PATIENT SAFETY AND COSMETIC ACT AND COULD SUBJECT THE BUYER AND/OR THE AUTHORIZED USERS TO ACTION BY THE FDA RESUTING IN SEIZURE, INJUNCTION, CIVIL PENALTIES, AND/OR CRIMINAL PROSECUTION.

Security Interest. Buyer hereby grants to VISX a security interest in all of its
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right and interest, now or in the future,in and to the System and all additions, accessions, and upgrades to the System to secure performance of the Buyer's obligations under the License Agreement, including the obligation to pay the fees associated with performance of Licensed Procedures. Buyer agrees to execute

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any documents as reasonably requested by VISX to perfect and enforce its rights.
Buyer understands that if it breaches any obligation in the License Agreement, VISX will be entitled to disable or take possession of the System without notice.

Downpayment and Cancellation. If Buyer cancels delivery prior to shipment of the
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Products, any downpayment paid by Buyer shall be non-refundable.

Delivery.  VISX shall use reasonable efforts to deliver the Products on the date
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specified on the front of these Terms and Conditions.  Risk of loss of or damage to the Products shall pass to Buyer upon delivery to the Buyer's location set forth under "Ship To" on the front page of these Terms and Conditions. Buyer shall obtain and maintain at its own expense insurance against loss of or damage to the System, and public liability and property damage insurance, for the period beginning on the date of delivery to Buyer's location and ending on the date full payment for the System is made. VISX reserves title to all Products until full payment has been received, except that title to VisionKey card data remains in VISX. Shipping, delivery and installation dates are approximate and are based upon prompt receipt of all necessary information. VISX will not be liable for failure to ship products in connection with governmental order, strikes, floods, fires, earthquakes, and other causes reasonably beyond VISX's control, including inability to obtain labor or materials or other production delays, in which case VISX may postpone delivery, shipment, or installation at its option without liability.

Installation and Acceptance.  VISX  will install  the System at Buyer's facility
---------------------------
and shall complete the items required by VISX's standard installation checklist. Upon successful completion of the items on the installation checklist. Buyer will sign the delivery and acceptance form acknowledging acceptance of the System.

Buyer's Remedies.  In  the  event  of  a  breach  by  VISX  of any of the terms,
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provisions,   or  warranties  under  this  contract,   or  a  violation  of  any
representation made in this Agreement. VISX's sole and exclusive liability and Buyer's sole and exclusive remedy shall be limited at VISX's option to either
(a) repair or replacement of any goods which are the subject of any such breach, default or violation, or (b) refund of the purchase price of such goods. EXCEPT AS SET FORTH IN THE ATTACHED "TERMS OF WARRANTY OF VISX EXCIMER LASER SYSTEM," ALL WARRANTIES OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF
MERCHANTABILITY  OR  FITNESS  FOR  A  PARTICULAR   PURPOSE,   ARE  EXCLUDED  AND
DISCLAIMED.

Training.  VISX  will  provide  Buyer with initial system operator and physician
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training as  specified by the Food and Drug  Administration,  not to exceed five
(5) physicians per System; training for additional system operators and physicians will be provided at VISX's standard charges. VISX will notify Buyer of any further training that may be required in the future to comply with FDA requirements of VISX licensing policies.


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Governing Law.  This Agreement shall be governed by and construed under the laws
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of the State of California  without regard to conflict of law principles.  Buyer consents to the jurisdiction of the federal and state courts in California and agrees that venue shall lie exclusively in Santa Clara County, California.

Arbitration.  Any controversy or claim arising out of or relating to  this Sales
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Agreement, or the beach thereof, shall be finally settled by binding arbitration in Santa Clara County, California under the Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance with such Rules; provided, however, that neither party shall be precluded from seeking injunctive relief in a court of law. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

Entire Agreement; No Modification.   This  writing  together  with  the  License
---------------------------------
Agreement is intended by VISX and Buyer as a final expression of their agreement and as a complete and exclusive statement of the terms of their agreement. No course of Prior dealings between the parties and no usage of the trade shall be relevant to supplement or explain any term used in this Agreement. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the party to be charged.

Limitation  Period.   No  suit  or  legal  proceeding  arising  under the terms,
------------------
conditions, and warranty provisions of this Sales Agreement shall in any case be maintainable against VISX unless commenced or made against VISX within one year after the expiration of the applicable warranty period, and the lapse of such period shall be a complete bar to any recovery in any such suit or proceeding.

Severability of Terms.  If  any  term  or  condition (or part thereof) contained
---------------------
herein is held to be invalid, the remaining terms and conditions of this Sales Agreement shall not be affected thereby.

                 TERMS OF WARRANTY OF VISX EXCIMER LASER SYSTEM

Product Warranty.  VISX warrants that, subject to the limitation and  disclaimer
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below, the System and VisionKey cards will be free from defects in materials and workmanship for a period of one year from the date of initial installation of the System when properly installed, maintained, and used for its intended purpose. During the warranty period VISX will, at its option, either repair or replace any equipment that does not conform with the foregoing warranty or refund the purchase price.

Warranty Repair.  Before returning any Product to VISX Buyer  shall first obtain
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return material  authorization  from the VISX Service  Department.  The Returned
Material Authorization Number issued by VISX must be noted on the outside of the shipping container. VISX DISCLAIMS ALL LIABILITY WITH RESPECT TO DATA CONTAINED IN ANY PRODUCT RETURNED FOR REPAIR.

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Limitations.  This  warranty  applies  only  to the end user who is the original
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purchaser of the Product, and only so long as the Product is used in the country to which it was originally shipped by VISX. This warranty will not apply to any Product that has been subjected to improper operation, unauthorized repair or modification of hardware or software, or operation outside of the environmental specifications of the Product. This warranty is null and void if the user
attempts  to  service  or  repair  the  Products   (other  than  performing  the
maintenance described in the operator and technical manuals), or if service is performed by persons who are neither trained nor certified by VISX. TAMPERING WITH THE VISIONKEY CARD OR THE SYSTEM'S CARD READER INSTALLED IN THE SYSTEM WILL AUTOMATICALLY VOID THIS WARRANTY.

Disclaimer.  EXCEPT AS SET FORTH HEREIN, ALL WARRANTIES OF ANY NATURE, EXPRESSOR
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IMPLIED,  INCLUDING ANY WARRANTY OF  MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE, ARE EXPRESSLY EXCLUDED AND DISCLAIMED. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. VISX DOES NOT WARRANT THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE.

Service  Contract.  VISX  offers  repair  and  maintenance  services  beyond the
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warranty period under a separate service contract.  Any  out-of-warranty  repair services provided to Buyer without a service contract shall be paid for by Buyer at VISX's standard charges.

Limitation of Liability.  VISX WILL NOT BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL,
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INDIRECT OR SPECIAL  DAMAGES OF ANY KIND,  INCLUDING  BUT NOT LIMITED TO DAMAGES
FOR LOSS OF REVENUE,  LOSS OF DATA, LOSS OF BUSINESS OR BUSINESS  OPPORTUNITY OR
OTHER   FINANCIAL  LOSS  ARISING  OUT  OF  OR  IN  CONNECITON   WITH  THE  SALE,
INSTALLATION, PERFORMANCE, FAILURE, USE OR INTERRUPTED USE OF ITS PORDUCTS, OR THE UNAUTHORIZED USE OF THE PRODUCTS. VISX'S LIABILITY FOR ANY LOSS OR DAMAGE ARISING OUT OF OR RESULTING FROM THIS AGREEMENT OR ITS PERFORMANCE OR BREACH, OR IN CONNECTION WITH THE PRODUCTS FURNISHED HEREUNDER, WILL IN NO CASE EXCEED THE PRICE OF THE SPECIFIC PRODUCT WHICH GIVES RISE TO THE CLAIM.


















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